EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Marc M. Hazout and Jeffrey D. Sherman certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q for the period ended September 30, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Silver Dragon Resources Inc.

Dated: November 12, 2010

/s/ Marc M. Hazout
Marc M. Hazout
Chief Executive Officer and President

/s/ Jeffrey D. Sherman
Jeffrey D. Sherman
Chief Financial Officer